SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2005
                                                         (April 26, 2005)

                              Market Central, Inc.

          Delaware                      0-22969                 59-3562953
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(State or other jurisdiction     (Commission File ID No.)    (IRS Employer No.)
    of incorporation)

                         7810 Ballantyne Commons Parkway
                                    Suite 300
                               Charlotte, NC 28277
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                    (Address of principal executive offices)

                                 (704) 319-2250
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) SECTION 8 - OTHER EVENTS


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Item 8.01 Other Events

As described in the Company's Quarterly Report on Form 10-QSB for the quarter ended May 31, 2004, and in the Company's Current Report on Form 8-K dated October 26, 2004, Tweddle Litho Company ("Tweddle") in October 2003 filed a complaint against the Company and Gibralter Publishing, Inc. in the United States District Court, Eastern District of North Carolina. As a result of issues discussed below with respect to the mishandling by the Company's counsel of such litigation, the Company settled the litigation by paying the sum of $400,000 to Tweddle.

Notwithstanding the settlement of the litigation, the matter was referred to the U.S. Attorney's office for the Eastern District of North Carolina to investigate whether the Company had engaged in conduct that constituted criminal contempt of court. After a thorough investigation in which the Company cooperated fully, on October 20, 2004, the Company entered into a plea agreement pursuant to which it agreed to plead guilty to criminal contempt and pay a $50,000 fine. The plea agreement remained under advisement until was considered again by the Court on April 26, 2005, at which time the Court accepted the plea agreement and placed the Company on probation for one year. The Company paid the $50,000 fine on April 28, 2005.

The Company believes that both the civil and criminal liability issues arose as a result of the Company's former counsel failing to properly defend the Company and failing to properly notify management of the Company of either the hearing or the summary judgment order described in the Company's Quarterly Report referenced above. As a result of such malfeasance and nonfeasance, the Company took actions which violated the summary judgment order, resulting in the settlement of the civil litigation and the subsequent criminal charges. The actions included the sale of a subsidiary.

The Company intends to vigorously pursue legal action against the Company's former counsel and his law firm for damages resulting from his and its alleged malfeasance and nonfeasance.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                Market Central, Inc.

                                (Registrant)

Dated: April 28, 2005           By: /s/ Clifford Clark
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                                    Clifford Clark, Chief Financial Officer